--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A No. 1


                             Amending Item Number 7*

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report (Date of earliest
                         event reported) May 14, 1998.


                     EASTBROKERS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    000-26202                 52-1807562
        (State or Other            (Commission File          (I.R.S. Employer
Jurisdiction of Incorporation)          Number)           Identification Number)


                        15245 Shady Grove Road, Suite 340
                            Rockville, Maryland 20850
          (Address of Principal Executive Offices, Including Zip Code)


                                 (301) 527-1110
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


* The Form 8-K dated May 14, 1998 is being amended to include the financial statements of the business acquired and pro forma financial information.

--------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Cohig:

                  Financial Statements at and for the years ended September 26, 1997, September 27, 1996 and September 30, 1995.

                  Financial Statements at March 31, 1998 and for the six month periods ended March 31, 1998 and March 31, 1997 (unaudited).

         (b)       Pro Forma Financial Information.

                  Cohig:

                  Pro Forma Statement of Financial Condition and Statement of Operations as of and for the year ended March 31, 1998 (unaudited).

         (c)       Pro Forma Condensed Consolidated Financial Information.

                  Eastbrokers International Incorporated:

                  Pro Forma Condensed Consolidated Financial Statements as of and for the year ended March 31, 1998 (unaudited).

         (d)      Exhibits.

                  The following exhibits are filed with this Form 8-K:

                           2. Agreement and Plan of Merger dated May 14, 1998 by and among the Registrant, East Merger Corporation, Cohig & Associates, Inc., and Cherry Creek Investments, Ltd., incorporated by reference to the Current Report on Form 8-K dated May 14, 1998 (File No. 0-26202).


                           99.   Press Release  relating to the merger,
                                 incorporated  by reference to the Current
                                 Report on Form 8-K dated May 14, 1998 (File
                                 No. 0-26202).
                           .

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Eastbrokers International Incorporated

                                                   (Registrant)



Date:  October 30, 1998         By:       /s/  Kevin D. McNeil
                                   ------------------------------------
                                     Name:     Kevin D. McNeil
                                     Title:  Vice President, Treasurer, and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description


     2. Agreement and Plan of Merger dated May 14, 1998 by and among the Registrant, East Merger Corporation, Cohig & Associates, Inc., and Cherry Creek Investments, Ltd., incorporated by reference to the Current Report on Form 8-K dated May 14, 1998 (File No. 0-26202).


    99. Press Release relating to the merger, incorporated by reference to the Current Report on Form 8-K dated May 14, 1998 (File No.0-26202).

Item 7(a)



                            COHIG & ASSOCIATES, INC.

                                    CONTENTS


                                                                     Page

Independent Auditors' Report                                           6

Statements of Financial Condition as of September 26, 1997 and
 September 27, 1996                                                    7

Statements of Operations for the years ended September 26, 1997,
 September 27, 1996 and September 30, 1995                             8

Statements of Changes in Shareholder's Equity for the years ended
 September 26, 1997, September 27, 1996 and September 30, 1995         9

Statements of Cash Flows for the years ended September 26, 1997,
 September 27, 1996 and September 30, 1995                            10

Notes to Financial Statements                                         11

                          INDEPENDENT AUDITORS' REPORT


       The Board of Directors
       Cohig & Associates, Inc.

       We have audited the accompanying statements of financial condition of Cohig & Associates, Inc. as of September 26, 1997 and September 27, 1996, and the related statements of operations, changes in shareholder's equity, and cash flows for the years ended September 26, 1997, September 27, 1996 and September 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cohig & Associates, Inc. as of September 26, 1997 and September 27, 1996, and the results of its operations and its cash flows for the years ended
       September 26, 1997, September 27, 1996 and September 30, 1995 in conformity with generally accepted accounting principles.



                                                   /s/  Spicer, Jefferies & Co.


       Denver, Colorado
       November 12, 1997

                            COHIG & ASSOCIATES, INC.

                        STATEMENTS OF FINANCIAL CONDITION







                                       ASSETS

Cash                                                                                           $    41,148              $    987,859
Receivables
     Clearing broker                                                                             2,023,287                 1,793,026
     Income taxes                                                                                  245,048                    -
     Parent                                                                                         48,200                   299,486
     Other, less allowance for doubtful  accounts of $180,000                                      213,358                   160,687
Securities owned, at market value                                                                1,817,652                 1,599,138
Furniture and equipment, at cost, net of accumulated
depreciation of $69,593 (Note 3)                                                                   166,165                    -
Other assets                                                                                       123,176                   263,799
                                                                                                -----------             ------------

                                                                                                $4,678,034               $ 5,103,995
                                                                                                ===========             ============


LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES
     Commissions payable                                                                        $  790,876                $  409,669
     Securities  sold,  but not yet  purchased,  at market value                                   501,252                   420,433
     Trade  accounts payable                                                                       299,823                   308,537
     Accrued  salaries and benefits                                                                432,269                   517,319
     Other accrued  liabilities                                                                    638,022                   395,203
     Accrued income taxes                                                                           -                        375,000
                                                                                                -----------               ----------
              Total liabilities                                                                  2,662,242                 2,426,161
                                                                                                -----------               ----------

COMMITMENTS AND CONTINGENCIES (Notes 3 and 6)

LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL
 CREDITORS (Note 2)                                                                                 -                        200,000
                                                                                                 -----------               ---------

SHAREHOLDER'S EQUITY (Note 4):
     Preferred stock, 10% cumulative, $1.00 par;                                                    -                         -
       200,000  shares  authorized;  -0- shares  issued and  outstanding
       Common stock, $.001 par value; 800,000 shares authorized;
       124,100 shares issued and outstanding                                                           124                       124
     Capital in excess of par                                                                      910,110                   910,110
     Retained earnings                                                                           1,105,558                 1,567,600
                                                                                                -----------               ----------
              Total Shareholder's Equity                                                         2,015,792                 2,447,834
                                                                                                -----------               ----------
                                                                                                $4,678,034                $5,103,995
                                                                                                ===========               ==========

                            COHIG & ASSOCIATES, INC.

                            STATEMENTS OF OPERATIONS


                                                                      For the years ended
                                                            --------------------------------------------------------------
                                                            September 26,            September 27,            September 30,
                                                                 1997                     1996                     1995
                                                            -------------            -------------            -------------

REVENUE
     Commissions (Note 1)                                   $12,855,974              $17,874,496                $16,316,780
     Investment banking                                       2,325,022                2,161,572                  2,341,045
     Trading profit, net                                      2,565,809                3,400,522                  2,143,041
     Other                                                      404,699                  338,300                    443,941
                                                            ------------             -------------            --------------

               TOTAL REVENUE                                 18,151,504               23,774,890                 21,244,807

EXPENSES
     Commissons                                               9,266,594               12,484,386                 12,486,204
     Occupancy and equipment costs (Note 3)                   2,009,594                2,097,626                  2,038,951
     Salaries, wages and benefits                             2,295,760                2,835,699                  2,229,814
     General and administrative                               1,320,183                1,401,604                  1,035,927
     Communications                                           1,512,991                1,701,952                  1,829,038
     Office supplies and postage                                450,611                  513,332                    532,485
     Payroll taxes                                              586,490                  702,783                    737,131
     Clearing charges                                           742,224                  601,970                    721,805
     Legal and professional                                     674,154                  413,091                    161,661
                                                            ------------              -----------               -------------

               TOTAL EXPENSES                                18,858,594               22,752,443                 21,778,016
                                                            ------------             ------------               -------------

INCOME (LOSS) BEFORE INCOME TAX BENEFIT (PROVISION)            (707,090)               1,022,447                   (533,209)

     Income tax benefit (provision)                             245,048                 (375,000)                   (45,486
                                                            ------------             -------------              -------------

NET INCOME (LOSS)                                           $  (462,042)             $   647,447                    (487,723)
                                                            ============             =============              =============





The accompanying notes are an integral part of these statements.



                                                                    COHIG & ASSOCIATES, INC.

                                                          STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                                                       FOR THE YEARS ENDED
                                                  SEPTEMBER 26, 1997, SEPTEMBER 27, 1996 AND SEPTEMBER 30, 1995




                                                                                                 Additional
                                        Common Stock                 Preferred Stock              Paid-in              Retained
                                   Shares         Amount         Shares            Amount         Capital              Earnings


BALANCES, September 30, 1994        124,100  $        124           -         $       -         $    810,110          $  1,407,876

   Contribution of capital            -             -               -                 -              100,000                 -

   Net loss                           -             -               -                 -                 -                 (487,723)
                               ------------- --------------  -------------    ------------- ------------------    -----------------

BALANCES, September 30, 1995        124,100           124           -                 -              910,110               920,153

   Net income                          -            -               -                 -                  -                 647,447
                               ------------- -------------   -------------    ------------- ------------------    ----------------

BALANCES, September 27, 1996        124,100           124           -                 -              910,110             1,567,600

   Net loss                            -            -               -                 -                 -                 (462,042)
                               ------------- -------------   -------------    ------------- ------------------    -----------------

BALANCES, September 26, 1997        124,100          $124             -        $     -       $      910,110         $1,105,558
                               =============  ===========    ===============  ============= ==================    =================


        The accompanying notes are an integral part of these statements.

                            COHIG & ASSOCIATES, INC.

                            STATEMENT OF CASH FLOWS
                            =======================



                                                                                                   For the years ended
                                                                           ---------------------------------------------------------
                                                                            September 26,         September 27,       September 30,
                                                                                1997                  1996                1995
                                                                           ----------------     ----------------    ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                                                         $      (462,042)     $       647,447     $      (487,723)
 Adjustments to reconcile net income (loss) to net cash
 used in (provided by) operating activities:
    Depreciation and amortization                                                   40,101               21,642               7,962
    Increase (decrease) in securities sold, but not
    yet purchased                                                                   80,819             (855,852)          1,032,522
    (Increase) decrease in receivables from clearing broker                       (230,261)           2,313,083          (4,162,556)
    Increase (decrease) in trade accounts payable                                   (8,714)             110,021              18,387
    Increase )decrease) in accrued salaries and benefits                           (85,050)            (213,360)            407,959
    (Increase) decrease in securities owned, at market value                      (266,269)            (760,255)          2,050,225
    Increase (decrease) in commissions payable                                     381,207             (405,880)            288,237
    Increase (decrease) in other accrued liabilities                               242,819             (212,256)            390,480
    (Increase) decrease in accrued income taxes                                   (620,048)             375,000                -
    Increase (decrease) in deferred revenue                                           -                (310,471)            319,471
                                                                           ----------------     ----------------    ----------------
      NET CASH PROVDED BY (USED IN) INVESTING ACTIVITIES                          (927,438)             709,119            (144,036)
                                                                           ----------------     ----------------    ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
 (Increase) decrease in receivables - other                                        (52,671)             (58,221)            231,545
 (Increase) decrease in other assets                                                40,129             (111,878)            (59,224)
 Purchase of furniture and equipment, net                                          (58,017)                -                   -
                                                                           ----------------     ----------------    ----------------
     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                           (70,559)            (170,099)            172,321
                                                                           ----------------     ----------------    ----------------
CASH FLOWS FROM FINANCING ACTIVITIES
 (Issuance) reduction of subordinated notes payable                               (200,000)             (30,000)            200,000
 (Increase) decrease in receivable from parent                                     251,286              (94,000)           (205,486)
 Contribution of capital                                                              -                    -                100,000
                                                                           ----------------     ----------------    ----------------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                             51,286             (124,000)             94,514
                                                                           ----------------     ----------------    ----------------
NET INCREASE (DECREASE) IN CASH                                                   (946,711)             415,020             122,799
CASH, at beginning of year                                                         987,859              572,839             450,040
                                                                           ----------------     ----------------    ----------------
CASH, at end of year                                                       $        41,148      $       987,859     $       572,839
                                                                           ================     ================    ================
SUPPLEMENTAL DISCLOSURE OF INVESTING AND FINANCING
ACTIVITIES
Reduction of subordinated notes payable through reduction of secured
demand notes receivable                                                    $         -          $       113,000     $          -
                                                                           ================     ================    ================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 Cash paid during the year for interest
                                                                           $        24,190      $          -        $       101,722
                                                                           ================     ================    ================



                            COHIG & ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Cohig & Associates, Inc. was organized on January 22, 1985, and is engaged in business as a securities broker-dealer. The Company is a wholly-owned subsidiary of Cherry Creek Investments, Ltd.

Securities owned or sold but not yet purchased by the Company are recorded at market value, and related changes in market value are reflected in income. The Company records proprietary transactions, commission revenue and related expenses on a settlement date basis. Revenues and related expenses on a trade date basis would not be materially different.

The Company under Rule 15c3-3(k)(2)(ii) is exempt from the reserve and possession or control requirements of Rule 15c3-3 of the Securities and Exchange Commission. The Company does not carry or clear customer accounts. Accordingly, all customer transactions are executed and cleared on behalf of the Company by its clearing broker on a fully disclosed basis. The Company's agreement with its clearing broker provides that as clearing broker, that firm will make and keep such records of the transactions effected and cleared in the customer accounts as are customarily made and kept by a clearing broker pursuant to the requirements of Rules 17a-3 and 17a-4 of the Securities and Exchange Act of 1934, as amended (the Act). It also performs all services customarily incident thereon, including the preparation and distribution of customer's confirmations and statements and maintenance margin requirements under the Act and the rules of the Self Regulatory Organizations of which the Company is a member.

Good faith and expense allowances received by the Company in connection with its underwriting activities are deferred and recognized as income as related costs are incurred.

The  Company   provides  for  depreciation  of  furniture  and  equipment  on  a straight-line method based on useful lives of five to seven years.

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

The Company and its parent file a consolidated federal income tax return. For financial statement purposes, the Company presents income tax information as if it filed a separate income tax return. The difference between the effective tax rate and the statutory federal tax rate is primarily due to certain expenses not recognized for tax purposes until paid. The income tax benefits recognized for the years ended September 26, 1997 and September 30, 1995 are the result of net operating losses which were carried back to prior years tax returns.

The carrying amount of cash, receivables, commissions and accounts payable and accrued liabilities approximate fair value.

                            COHIG & ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 1  -         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2  -         LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS


The Company had borrowed money under various subordination agreements as follows:

                                                                       1997             1996              1995
                                                                  --------------    -------------    ---------

         Subordinated notes,
          7.25% interest, due December 31, 1996                   $     -           $    200,000     $     200,000

         Subordinated notes,
          10% interest, due September 30, 1995                           -                -                 30,000

         Liabilities pursuant to secured demand
          note collateral agreements, 10% interest,
          due September 30, 1995                                         -               -                 113,000
                                                                  --------------    ------------     -------------
                                                                  $       -         $    200,000     $     343,000
                                                                  ==============    =============    =============

The subordinated borrowings were covered by agreements approved by the National Association of Securities Dealers, Inc., and were thus available in computing net capital under the Securities and Exchange Commission's uniform net capital rule. To the extent that such borrowings were required for the Company's continued compliance with minimum net capital requirements, they could not be repaid.

NOTE 3  -         COMMITMENTS AND RELATED PARTY TRANSACTIONS


The Company leases office space and equipment from its parent on a month to month basis. The leases of the parent are operating leases expiring through 2000. During the fiscal years 1997, 1996 and 1995, the Company paid $1,639,955, $1,680,000 and $1,680,000, respectively, to this affiliated entity relating to these leases.

The Company leases office space and equipment from unrelated parties under noncancellable operating leases expiring through 1998.

At September 26, 1997, aggregate minimum future rental commitments under the Company's leases with initial or remaining terms in excess of one year are as follows:

                    Fiscal Year                                    Amount
                    -----------                                    ------
                       1998                                  $     6,753

During 1997, 1996 and 1995, total rental expense was approximately $1,912,600, $2,024,000 and $1,948,800, respectively.

                            COHIG & ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)

NOTE 4  -         NET CAPITAL REQUIREMENTS


Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Company is required to maintain a minimum net capital, as defined under such provisions. At September 26, 1997, the Company had net capital and net capital requirements of $836,299 and $250,000, respectively. The Company's net capital ratio (aggregate indebtedness to net capital) was 2.58 to
1. According to Rule 15c3-1, the Company' net capital ratio shall not exceed 15 to 1.

NOTE 5 -          FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK


In the normal course of business, the Company's client activities ("clients") through its clearing broker involve the execution, settlement and financing of various client securities transactions. These activities may expose the Company to off-balance sheet risk. In the event the client fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the client's obligations.

The Company has sold securities that is does not own and it will, therefore, be obligated to purchase such securities at a future date. The Company has recorded this obligation in the financial statements at the September 26, 1997 market value of the securities. The Company may incur a loss if the market value of the securities increases subsequent to September 26, 1997.

The Company bears the risk of financial  failure by its clearing  broker. If the
clearing  broker should cease doing business,  the  Company's   receivable  from
this clearing broker could be subject to forfeiture.

NOTE 6 -          CONTINGENCIES

The Company is involved in various litigation and disputes arising in the normal course of business, some of which are in the preliminary or early stages. In certain of these matters, large amounts are sought. Management, after review and discussion with counsel, believes the Company has meritorious defenses and intends to vigorously defend itself in these various matters, but it is not feasible to predict the final outcomes at the present time.





The accompanying notes are an integral part of these statements.

Item 7(b)
                            COHIG & ASSOCIATES, INC.

                   PRO FORMA STATEMENTS OF FINANCIAL CONDITION


                            COHIG & ASSOCIATES, INC.
                  PRO FORMA STATEMENTS OF FINANCIAL CONDITION

                                                                                     March 27,
                                                                                        1998
                                                                                     ________

                                       ASSETS

Cash                                                                               $     24,524
Receivables
     Clearing broker                                                                    484,378
     Parent                                                                                  -
     Other                                                                              383,317
Securities owned, at market value                                                     2,040,416
Furniture and equipment                                                                 166,842
Other assets                                                                            104,498
                                                                                    ------------
                                                                                    $ 3,204,975
                                                                                    ============
LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES
     Commissions payable                                                             $474,675
     Securities  sold,  but not yet  purchased,  at market value                      242,244
     Trade accounts payable                                                           259,387
     Accrued salaries and benefits                                                    266,423
     Other accrued liabilities                                                        351,160
                                                                                   -------------
              Total liabilities                                                     1,593,889
                                                                                   -------------

COMMITMENTS AND CONTINGENCIES


SHAREHOLDER'S EQUITY
     Preferred stock, 10% cumulative, $1.00 par;
        200,000 shares authorized; -0- shares issued and outstanding                      -
     Common stock, $.001 par value; 800,000 shares authorized;
       124,100 shares issued and outstanding                                              124
     Capital in excess of par                                                         910,110
     Retained earnings                                                                700,852
                                                                                  -------------
              Total Shareholder's Equity                                            1,611,086
                                                                                  -------------

                                                                                 $  3,204,975
                                                                                 =============

                            COHIG & ASSOCIATES, INC.

                       PRO FORMA STATEMENTS OF OPERATIONS



                                                                  For the year
                                                                     ended

                                                                    March 17,
                                                                     1998
                                                                 ---------------

REVENUE
    Commissions                                                 $    12,982,805
    Investment banking                                                2,253,289
    Trading profit, net                                               2,361.466
    Other                                                               131,289
                                                                ----------------
              TOTAL REVENUE                                          17,728,849
                                                                ----------------

EXPENSES
    Commissions                                                       9,441,273
    Occupancy and equipment costs                                     1,840,284
    Salaries, wages and benefits                                      2,200,882
    General and administrative                                        1,497,514
    Communications                                                    1,371,351
    Office supplies and postage                                         387,108
    Payroll taxes                                                       584,209
    Clearing charges                                                    773,460
    Legal and professional                                              491,928
                                                                ----------------
             TOTAL EXPENSES                                          18,588,010
                                                                ----------------

INCOME (LOSS) BEFORE INCOME TAX
 BENEFIT (PROVISION)                                                   (859,161)

   Income tax benefit (provision)                                       254,049

NET INCOME (LOSS)                                              $       (614,112)
                                                               =================

Item 7(c)

                     EASTBROKERS INTERNATIONAL INCORPORATED
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1998



                                                                                     Year Ended March 31, 1998
                                                            ------------------------------------------------------------------------
                                                              Eastbrokers          Cohig &          Pro forma         Pro forma
                                                             International        Assoc. Inc.       Adjustment        As adjusted
                                                             -------------        -----------       ----------        -----------
                                                                                 (Unaudited)        (Unaudited)       (Unaudited)

REVENUE
     Commissions                                             $    2,521,031     $   12,982,805     $         -       $   15,503,836
     Investment banking                                             807,803          2,253,289               -            3,061,092
     Trading profit, net                                          4,175,023          2,361,466               -            6,536,489
     Other                                                        2,735,024            131,289               -            2,866,313
                                                             --------------                        ---------------    -------------
          Total revenue                                          10,138,881         17,728,849               -           27,867,730
                                                             --------------       ------------     ---------------      -----------

EXPENSES
     Compensation and benefits                                    3,748,948         12,226,364               -           15,975,312
     Consulting and professional fees                             2,412,787            491,928               -            2,904,715
     Occupancy and equipment costs                                  982,095          1,840,284               -            2,722,379
     Communications                                                 678,718          1,371,352               -            2,050,070
     Brokerage, clearing, exchange fees & other                   1,145,567            773,460               -            1,919,027
     General and administrative                                   6,041,354         18,588,622               -            7,925,976
                                                             --------------       ------------     -------------        -----------
        Total expenses                                           15,009,469         18,558,010               -           33,597,479
                                                             --------------       ------------     -------------        -----------

     Income (loss) continuing operations before provision
       for income taxes and minority interest in earnings
       of subsidiaries                                           (4,870,588)          (859,161)              -           (5,729,749)
     Income tax benefit (expense)                                  (285,830)           245,049               -              (40,781)
     Minority interest in earnings of subsidiaries                  208,861                 -                -              208,861
                                                             --------------     ---------------    -------------       ------------
     Income from continuing operations                           (4,947,557)          (614,112)              -           (5,561,669)

Disconsinuted operations
   Income (loss) from discontinued operations
   (net of income taxes of $0 for the year March 31,
   1998)                                                                 -                  -                -                   -
                                                             ---------------    ---------------    -------------      -------------
NET INCOME (LOSS)                                            $   (4,947,557)    $     (614,112)    $         -        $  (5,561,669)
                                                             ===============    ===============    =============     ===============

Pro forma earnings per common share from
   continuing operations                                     $        (1.09)    $      (1.38)                -        $       (1.42)
   Primary
   Fully diluted                                             $        (1.09)    $      (1.38)                -        $       (1.42)
                                                             ---------------    ---------------    -------------       -------------

Pro forma earnings from common shares                        $        (1.57)    $      (1.38)                -        $       (1.54)
                                                             ---------------    ---------------    -------------       -------------
   Primary
   Fully diluted                                             $        (1.57)    $      (1.38)                -        $       (1.54)
                                                             ---------------    ---------------    -------------       -------------

Pro forma weighted shares outstanding                             3,149,009          445,000                 -            3,594,009
                                                             ---------------    ---------------    -------------       -------------
   Primary
   Fully diluted                                                  3,149,009          445,000                 -            3,594,009
                                                             ---------------    ---------------    -------------       -------------



     The accompanying notes and assumptions for the consolidated pro forma presentation are an integral part of these statements.

                     EASTBROKERS INTERNATIONAL INCORPORATED
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1998
                                   (Unaudited)



This unaudited Pro forma Condensed Consolidated Statement of Operations is presented as if Eastbrokers International Incorporated (the "Company") had owned Cohig & Associates, Inc. ("Cohig") as of April 1, 1997. This unaudited Pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1998. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1997, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
     1. Eastbrokers International Incorporated acquired 100 percent of the outstanding capital stock of Cohig & Associates, Inc. as of April 1, 1997 for 445,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $2,225,000 or $5.00 per share.

                     EASTBEOKERS INTERNATIONAL INCORPORATED
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                 MARCH 31, 1998
                                  (UNAUDITED)



                                                            Eastbrokers           Cohig &        Pro Forma          Pro Forma
                                                            International       Assoc., Inc.     Adjustment        As Adjusted
                                                           ---------------     --------------   ------------      --------------
                                                                                (Unaudited)      (Unaudited)        (Unaudited)

ASSETS
  Cash and cash equivalents                                $    7,156,702      $     24,524     $         -       $    7,181,226
  Cash and securities segregated under regulations                986,233               -                 -              986,233
  Securities purchased under agreements to resell                 887,170               -                 -              887,170
  Receivables                                                  17,924,744           868,695               -           18,793,439
  Securities owned, at value                                    8,677,912         2,040,416               -           10,718,328
  Net assets of discontinued operations                           868,960               -                 -              868,960
  Office facilities, furniture and equipment, at cost           1,153,439           166,842               -            1,320,281
  Goodwill                                                      2,073,774               -             613,914          2,773,138
  OTher assets                                                  5,109,919           104,498           (85,450)         5,128,967
                                                           ---------------     -------------    ---------------     -------------
      Total assets                                         $   44,838,853      $  3,204,975     $     613,914     $   48,657,742
                                                           ===============     =============    ===============   ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
 LIABILITIES
  Short-term borrowings                                         2,602,436               -                 -            2,602,436
  Payables                                                     12,302,135         1,242,729               -           13,544,864
  Other liabilities and accrued amounts                         1,169,272           351,160               -            1,520,432
                                                           ---------------     -------------    ----------------  ---------------
                                                               16,073,843         1,593,889               -           17,667,732

  Deferred taxes - liability                                       84,382               -                 -               84,382
  Long-term borrowings                                          2,020,087               -                 -            2,020,087
                                                           ---------------     -------------    ----------------  ---------------
      Total liabilities                                           178,312         1,593,889               -           19,772,201
                                                           ---------------     -------------    ----------------  ---------------
  Minotiry interest in consolidated subsidiaries                8,776,678               -                 -            8,776,678
                                                           ---------------     -------------    ----------------  ---------------

SHAREHOLDERS' EQUITY
  Common stock                                                    214,888               124            22,126            237,138
  Paid-in capital                                                 640,114           910,110         1,292,640         27,790,664
  Retained earning/(accunukated deficit)                       (5,512,386)          700,852          (700,852)        (4,327,400)
  Note redceivable - common stock                                (313,133)               -                -             (313,133)
  Cumulative translation adjustments                           (2,140,620)               -                -           (2,140,620)
                                                           ---------------     -------------    ----------------   ---------------
      Total shareholders' equity                               19,022,009         1,611,086           613,914         21,247,009
                                                           ---------------     -------------    ----------------   ---------------
      Total liabilities and Shareholders' Equity           $   44,838,853      $  3,204,975     $     613,914      $  48,657,742
                                                           ===============     =============    ================   ===============


     The accompanying notes and assumptions for the consolidated pro forma presentation are an integral part of these statements.

                     EASTBROKERS INTERNATIONAL INCORPORATED
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                        FOR THE YEAR ENDED MARCH 31, 1998
                                   (Unaudited)



This unaudited Pro forma Condensed Consolidated Statement of Operations is presented as if Eastbrokers International Incorporated (the "Company") had owned Cohig & Associates, Inc. ("Cohig") as of April 1, 1997. This unaudited Pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1998. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1997, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
     1. Eastbrokers International Incorporated acquired 100 percent of the outstanding capital stock of Cohig & Associates, Inc. as of April 1, 1997 for 445,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $2,225,000 or $5.00 per share.


Adjustments:
     (a) Purchase of 100 percent of the outstanding capital stock of Cohig & Associates, Inc. as of April 1, 1997 for 445,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $2,225,000 or $5.00 per share.

         Consolidation of Cohig & Associates, Inc. into Eastbrokers International Incorporated and recording the goodwill related to the purchase transaction at April 1, 1997. Net assets acquired were $1,611,086 leaving goodwill acquired of $613,914.